CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of Community Bancorp, Inc. (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned James A. Langway, President and Chief Executive Officer of the Company, and Donald R. Hughes, Jr., Treasurer, Clerk and Chief Financial Officer of the Company, each certifies, to the best of his knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 2002; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.




/s/ James A. Langway                            /s/ Donald R. Hughes, Jr.
--------------------                            -------------------------
James A. Langway                                Donald R. Hughes, Jr.
President and                                   Treasure, Clerk and
  Chief Executive Officer                         Chief Financial Officer


Date:  August 8, 2002                           Date:  August 8, 2002